Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350, I, Van B. Honeycutt, Chairman and Chief Executive Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1)          The Company’s Annual Report on Form 10-K for the year ended April 1, 2005 (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 8, 2005	/s/ VAN B. HONEYCUTT
Van B. Honeycutt
Chairman and Chief Executive Officer